U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 27, 2012

Inrad Optics, Inc.

(Exact name of registrant as specified in its charter)

New Jersey	000-11668	22-2003247
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

181 Legrand Avenue, Northvale, New Jersey		07647
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (201) 767-1910

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 27, 2012, the Board of Directors of Inrad Optics, Inc. (the “Company”) unanimously elected Amy Eskilson, age 52, to fill an open seat on the Company’s board of directors, effective October 1, 2012.

As previously reported, Ms. Eskilson was appointed President and CEO of the Company replacing Mr. Joe Rutherford who announced his intention to retire as President and CEO as of September 30, 2012. Mr. Rutherford will remain with the Company as a member of the board of directors.

Ms. Eskilson will not be entitled to compensation for her services as a director and will not immediately be a member of any Committees of the Board. She will serve under this appointment until the annual election of directors expected to be in June 2013.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 2, 2012
	By:	/s/ William J. Foote
Chief Financial Officer, Secretary and Treasurer

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